GREEN CENTURY FUNDS

                       Supplement dated September 1, 2005
          to the Green Century Funds Prospectus dated November 29, 2004


The following information supplements information contained in the Green Century Funds Prospectus dated November 29, 2004. The section entitled "The Green
Century Balanced Fund: Subadviser" on page 18 of the Prospectus is amended by including the following additional information.

Pending approval by the Green Century Balanced Fund (the Fund) Board of Trustees and the Fund's shareholders, Green Century Capital Management, Inc. (GCCM) will replace the Fund's current Subadviser, Adams Harkness Asset Management (AHAM), with a new Subadviser. GCCM anticipates that the Fund's Board of Trustees will consider and approve a new Subadviser at an in-person meeting to be held in October 2005. Upon approval by the Board of Trustees, the new Subadviser will conduct the day-to-day investment management of the Fund's assets, pending approval by the Fund's shareholders.

GCCM and the Fund's Board of Trustees will schedule a special meeting of the Fund's shareholders (the Special Meeting) to consider the approval of the new Subadviser and a new Subadvisory Agreement (the Agreement). Prior to the Special Meeting, a notice of the Special Meeting, a Proxy Statement describing the proposed change in Subadviser and other matters, and a proxy card will be mailed to the Fund's shareholders of record. AHAM will continue to serve as the Fund's Subadviser until a successor is chosen, but no later than February 21, 2006.